Exhibit 4.1
[FACE OF CERTIFICATE]
AGI
COMMON SHARES
INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT, 1981
[LOGO]
CUSIP G0464B 10 7
THIS IS TO CERTIFY THAT
is the registered holder of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF PAR VALUE US$1.00 EACH OF
Argo Group International Holdings, Ltd., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Dated
[SIGNATURE]
PRESIDENT AND CHIEF EXECUTIVE OFFICER
[SEAL]
[SIGNATURE]
SECRETARY
Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
     (NEW YORK, N.Y.)
Transfer Agent
and Registrar

By
Authorized Signature
[REVERSE OF CERTIFICATE]
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT–	Custodian

(Cust)		(Minor)
under Uniform Gifts to Minors
Act

(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

(name in full of Transferor)
hereby sell, assign and transfer unto

(name in full of Transferee)

(address)
common shares represented by the within Certificate, and does hereby constitute and appoint
Attorney to transfer the said shares registered on the register of members of the within named Company with full power of substitution in the premises.

Dated
In the presence of:
(Transferor)

(witness)

Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.